MASTER LEASE AGREEMENT

                                     between

                               ICG Equipment, Inc.
                             a Colorado corporation,

                                       and


                             -----------------------

                             -----------------------


                               Master Lease No.____

                               Dated _____________


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                                TABLE OF CONTENTS


Paragraph
Number                                                                   Page

1.  Definitions............................................................1

2.  Nature of Master Lease Agreement.......................................3

3.  Lease..................................................................3

4.  Commencement of Lease..................................................3

5.  Acceptance of Equipment................................................3

6.  Payment of Rent........................................................4

7.  Possession and Use.....................................................4

8.  Title and Fixtures.....................................................5

9.  Financing Statements...................................................5

10. Liens and Other Interests..............................................6

11. Location...............................................................6

12. Maintenance and Repairs................................................6

13. Alterations, Additions and Accessions..................................7

14. Manufacturers' Liabilities.............................................8

15. Manufacturers' Warranties..............................................8

16. Inspections and Labeling...............................................8

17. Term...................................................................8

18. Return of Equipment....................................................9

19. Net Lease..............................................................9

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20.  Equipment Loss........................................................10

22.  Insurance.............................................................11

22.  Lessor's Warranties...................................................12

23.  Lessee's Warranties...................................................13

24.  Disclaimers...........................................................13

25.  Indemnities...........................................................14

26.  Events of Default.....................................................14

27.  Remedies..............................................................15

28.  Lessor's Right To Cure................................................16

29.  Interest and Costs....................................................16

30.  Mitigation............................................................16

31.  Liquidation of Damages................................................17

32.  Assignments, Subleases, and Encumbrances..............................17

33.  Provisions Which Apply To Sale And Leaseback Transactions.............19

34.  Amendments............................................................19

35.  Termination...........................................................19

36.  Applicable Law, Venue, and Jurisdiction...............................20

37.  Severability..........................................................20

38.  General Provisions....................................................20


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                             MASTER LEASE AGREEMENT


     This Master Lease Agreement is entered into between ICG Equipment, Inc., a Colorado corporation (the "Lessor") and the corporation (the "Lessee") named and executing as Lessee on the signature page hereof.

1. Definitions. The following terms will have the following meanings wherever they appear in this Master Lease Agreement.

     1.1 "Appraisal" will mean a determination of the Fair Market Value of an item of Equipment conducted by an appraiser selected by the Purchaser and reasonably acceptable to Seller.

     1.2 "Affiliate" will mean, with respect to any person or entity, any person or entity which controls, is controlled by or is under common control with that person or entity or, with respect to the Lessor, any person or entity in which the Lessor has at least twenty five (25%) voting interest.

     1.3  "Basic Rent" will mean the regular periodic rent due under each Lease.

     1.4 "Basic Rent Period" will mean the period for which Basic Rent is periodically paid as set out in the Lease.

     1.5 "Delivery and Acceptance Certificate" will mean a document in the form attached to this Master Lease Agreement reflecting the date upon which an item or items of Equipment has/have been accepted by a Lessee.

     1.6 "Equipment" will mean all telecommunications switches and other equipment, software, licenses, and other property used by Lessor or its Affiliates, which is selected by Lessor to be leased pursuant to a Lease as set forth in the Equipment Schedule(s) attached thereto.

     1.7 "Equipment Schedule" will mean a schedule attached to a Purchase Agreement, which schedule lists the Equipment being acquired.

     1.8 "Event of Default" will mean an Event of Default under Paragraph 26 below.

     1.9  "Event of Loss" will mean an Event of Loss under Paragraph 20.1 below.

     1.10 "Fair Market Value" will mean the fair market value of an item of Equipment as determined by an Appraisal.


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     1.11 "Interim  Rent" will mean the rent payable under each Lease during the
          Interim Rent Period.

     1.12 "Interim Rent Period" will mean the period from the Lease Commencement Date to the first day of the Basic Rent Period next following the Lease Commencement Date.

     1.13 "Initial Purchase Price" will mean the amount paid by Purchaser to Seller for purchase of the Equipment, in accordance with the Purchase Agreement for such Equipment.

     1.14 "Lease" will mean the document or documents subjecting Equipment to an equipment lease which incorporate(s) the terms of this Master Lease Agreement by reference.

     1.15 "Lease Commencement Date" will mean, with respect to each item of Equipment, the date upon which such Equipment becomes subject to a Lease in accordance with Paragraph 4 below.

     1.16 "Lessee"  will mean the party  signing each Lease as Lessee.

     1.17."Lessor" will mean ICG Equipment, Inc., a Colorado corporation, whose principal business headquarters are located at 161 Inverness Drive West, Englewood, Colorado 80112.

     1.18 "Licensed Product" will mean any item of software which is operated by a Lessee under a license from an owner of such software having a proprietary interest, for intellectual property purposes, in such software.

     1.19 "Master Lease Agreement" will mean this Master Lease Agreement.

     1.20 "Purchase   Agreement"  will  mean  an  agreement  pursuant  to  which
          Equipment is acquired by Lessor (as "Purchaser" therein) for lease to Lessee.

     1.21 "Purchase Price" will mean the Initial Purchase Price set forth in an Equipment Schedule, to be paid by Lessor for each item of the Equipment, as may be adjusted to Fair Market Value in accordance with an Appraisal.

     1.22 "Schedule of Termination Values" will mean the Schedule of Termination Values, if any, attached to a Lease.

     1.23 "Secured Party" will mean any party to which Lessor grants a security interest in a Lease or Equipment, or to whom ownership of the Equipment is conveyed subject to the terms of this Lease.

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     1.24 "Stipulated  Loss  Value" will mean the  Stipulated  Loss Value for an item of Equipment, calculated in accordance with the Schedule of Stipulated Loss Value attached to the Lease.

     1.25 "Term" will have the meaning set forth in Paragraph 17 of this Master Lease Agreement.

     1.26 "Termination Value" will mean the value of an item of Equipment calculated in accordance with the Schedule of Termination Values attached to a Lease. If no Schedule of Termination Values for any item of Equipment is attached to a Lease, the Termination Values for such Equipment will be equal to the Stipulated Loss Value of such Equipment

2. Nature of Master Lease Agreement. This Master Lease Agreement sets forth the general provisions governing each Lease between Lessor and Lessee which incorporates this Master Lease Agreement by reference. Notwithstanding the incorporation of this Master Lease Agreement by reference, each Lease is intended to be a separate Lease. This Master Lease Agreement is to be given meaning with respect to each Lease independently of each other Lease.

3. Lease. Lessor leases the Equipment to Lessee and Lessee leases the Equipment from Lessor subject to the terms and conditions of the Lease.

4.   Commencement of Lease.

     4.1 Lessor will be the holder of the lessor's interest in the Lease, at the time of execution of each Lease, and Lessor will have the unrestricted right to lease the Equipment covered by that Lease for the entire Term of the Lease. The Term of the Lease of each item of Equipment will commence on the Lease Commencement Date specified in the Lease incorporating that item of Equipment or, if no date is specified, on the date specified in the Delivery and Acceptance Certificate for such Equipment.

     4.2 Lessee hereby irrevocably appoints Lessor its attorney-in-fact (with full power of substitution) to insert in any document the actual costs, serial numbers, and further descriptions of any Equipment subjected to a Lease.

5. Acceptance of Equipment. Lessee will inspect and test each item of Equipment upon its delivery to Lessee and confirm its acceptance of the Equipment by execution of a Delivery and Acceptance Certificate for such Equipment. Upon execution of a Delivery and Acceptance Certificate by Lessee, as between Lessor and Lessee, the Equipment described in such Delivery and Acceptance Certificate will be deemed accepted by Lessee as conforming to its description, free from defects and fit for the use intended by Lessee; provided however that nothing in this paragraph or otherwise is intended or will be construed as waiver of Lessee's rights to enforce any representation or warranty expressed or implied with respect to

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     the Equipment,  given by the  manufacturer  or any party other than Lessor, without affecting the obligations of Lessee to Lessor under this Lease.

6.   Payment of Rent.

     6.1 Basic Rent will commence on the Lease Commencement Date and continue until the expiration of the Term. Basic Rent will be prorated on a per diem basis for the Interim Rent Period and paid on the Lease Commencement Date as Interim Rent.

     6.2 If a Purchase Agreement for any Equipment provides to Purchaser an option to determine Fair Market Value pursuant to an Appraisal, Purchaser will exercise such option within ninety (90) days after the Lease Commencement Date, and any rent adjustment resulting from such Appraisal will be set forth in a substitute Lease for such Equipment executed by the undersigned parties within thirty (30) days after completion of such Appraisal.

     6.3 Lessee will pay Lessor, or its assigns, Basic Rent, together with all use taxes thereon, in advance, without notice or demand, on the first day of each Basic Rent Period during the Term (except for any initial, prorated payment, which will be paid on the Lease Commencement Date), in full and under all circumstances, without any defense, offset, or counterclaim. All such rent and taxes will be paid at the address of Lessor or such other place as Lessor may direct Lessee in writing.

     6.4 Lessee will pay to Lessor, monthly, on or before the fifth (5th) day of each calendar month, a Lease service fee equal to (a) the average daily balance during the preceding month of capital expenditures made by Lessor with respect to the acquisition and installation of any item intended to become Equipment, but which has not become Equipment, under any Lease, multiplied by (b) one-twelfth (1/12th) of the sum of four percent (4%) and the prime rate of interest specified in the Western Edition of the Wall Street Journal or any successor publication on the last day of such preceding month; provided that any Lease service fee for any part month will be prorated on a per diem basis, and provided further that any Lease service fee paid with respect to any item not delivered as Equipment under a Lease to Lessee, in accordance with the terms of the purchase order related to such item, will be refunded by Lessor to Lessee, together with interest at the same rate specified herein, upon written demand by Lessee to Lessor.

     6.5 No deposit, advance payment of rent, or other payment of any kind by Lessee will bear interest or require segregation from the general funds of Lessor.

7.   Possession and Use.

     7.1 So long as no Event of Default has occurred (but not thereafter), Lessee will be entitled to, and will maintain, possession of the Equipment, subject to the provisions of the Lease, from the Lease Commencement Date until the expiration of the Term.

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     7.2  Lessee will use the  Equipment  only for its intended use and purpose, will allow only competent and qualified personnel to use or operate the Equipment. Lessee will use and operate the Equipment:

          (a)  only in  accordance  with  the  instructions,  requirements,  and
               recommendations   of  the   manufacturers   and  vendors  of  the
               Equipment;

          (b) so as not to impair or void any warranties pertaining to the Equipment;

          (c) so as not to violate any requirement, limitation, or prohibition of any maintenance agreement or insurance policy pertaining to the Equipment;

          (d) in accordance with all laws, ordinances, rules, regulations, and requirements of every governmental authority having jurisdiction; and

          (e) in accordance with the customary practices of Lessee and the standards of the industry in which Lessee uses the Equipment.

     7.3 Lessee will pay all costs, expenses, fees, taxes, and charges of every nature pertaining to the possession, use, and operation of the Equipment.

8.   Title and Fixtures.

     8.1 Lessee will not acquire, or be deemed to have acquired, any right, title, or interest in the Equipment (including any equitable interest or interest in proceeds) by virtue of the Lease. After termination of the Term, except as provided in the Lease, Lessee will not have any right to regain possession of the Equipment or any right of redemption with respect to the Equipment or the Lease.

     8.2 Any item of Equipment subject to titling or registration laws will be titled and registered to Lessor by Lessee, at Lessee's expense. Lessee will provide Lessor with all titles, registrations, and other documents pertaining thereto, as requested by Lessor.

     8.3 Notwithstanding the location of any item of the Equipment on, or of the attachment of any item of the Equipment to, any real property, each item of the Equipment will be personal property and not a fixture with respect to such real property. Upon the request of Lessor or any Secured Party, Lessee will obtain for and deliver to such requesting party real estate waivers, in the form and from whomsoever requested by Lessor or Secured Party.

9.   Financing Statements.

     9.1 Lessee will promptly sign and deliver all financing statements, notices, and other documents requested by Lessor or any Secured Party(ies), disclosing, evidencing, or effectuating Lessor's ownership


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         of, and Secured Party's security interest in, or other encumbrance on, the Equipment and the Lease. Lessee will reimburse Lessor and each Secured Party for all filing and recording costs related thereto.

     9.2 Lessee hereby irrevocably appoints Lessor its attorney-in-fact (with full power of substitution) to sign, file, and record, for and in the name of Lessee, any financing statements concerning the Equipment and the Lease and assignments of, and continuation statements for, such financing statements, at the sole cost of Lessee.

10. Liens and Other Interests. Lessee will keep the Equipment free and clear of all ownership interests adverse to Lessor and all levies, liens, security interests, encumbrances, and restrictions of every nature whatsoever and of all claims thereof, except for those granted by Lessor or arising under the Lease.

11. Location. Lessee will cause the Equipment to be delivered to, and remain at, the equipment location specified in the Lease, until its return to Lessor. Provided, if Lessee gives at least ten (10) days' prior written notice thereof to Lessor and Secured Party and first files and records, as is appropriate, all financing statements, real estate waivers, and other documents prudent or necessary to disclose and protect Lessor's ownership interest in the Equipment and any Secured Party's security interests in and other encumbrances on the Equipment then, Lessee may move the Equipment to any new location in the United States.

12.  Maintenance and Repairs.

     12.1 At its own cost, Lessee will keep,  maintain,  repair, and replace the
          Equipment:

          (a) so that, at all times, the Equipment is in good and efficient working order, condition, repair, and appearance, and is maintained, repaired and replaced in accordance with the instructions, requirements, and recommendations of the manufacturers and vendors of the Equipment;

          (b) so as not to impair or void any warranties pertaining to the Equipment;

          (c) so as not to violate any requirement, limitation, or prohibition of any maintenance agreement or insurance policy pertaining to the Equipment;

          (d) in accordance with all laws, ordinances, rules, regulations, and requirements of every governmental authority having jurisdiction over the Equipment; and

          (e) in accordance with the customary standards of Lessee and the industry in which Lessee uses the Equipment.

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     12.2 Lessee  will keep and  maintain  current  all  instructions,  warranty books, written maintenance records, manuals, logs, and other similar items pertaining to the Equipment, as required by, or originally supplied by, the manufacturer or vendor, by any maintenance agreement, any insurance policy, or any governmental authority; and such items will be deemed to be a part of the Equipment.

     12.3 Lessee agrees to pay any costs necessary for the manufacturer to bring the Equipment to then current release, revision and engineering change levels, and to recertify the Equipment as eligible for the manufacturer's maintenance at the expiration of the Term. The Term will continue upon the same terms and conditions until recertification has been obtained.

13.  Alterations, Additions and Accessions.

     13.1 Except as provided in this Paragraph and Paragraph 12.3 above, Lessee will not make any alterations, additions or accessions to the Equipment. Upon prior written notice to Lessor, at Lessee's cost and risk, Lessee may replace items of Equipment and reconfigure and install attachments on the Equipment, provided that such replacement, reconfiguration and installation will not reduce the value of the Equipment or adversely impact its ability to function for the purpose for which it is intended.

     13.2 If any parts of the Equipment are removed during a reconfiguration or attachment, Lessor may require Lessee to provide additional security, satisfactory to Lessor, in order to ensure performance of Lessee's obligations set forth in this Paragraph 13.

     13.3 Notwithstanding the foregoing, if any reconfiguration or attachment adversely affects Lessor's tax benefits relating to the Equipment, is not capable of being removed without causing material damage to the Equipment, or at the time of the reconfiguration or attachment, the manufacturer does not offer, on a reasonably commercial basis, a means for the removal of the additional items, then such reconfiguration or attachment may not be made without the prior written consent of Lessor, which may be withheld in the sole discretion of Lessor.

     13.4 Subject to the provisions of Paragraph 18 hereof, no parts installed on Equipment in the course of reconfiguration or attachment will be accessions to the Equipment unless such parts are left on the Equipment at the end of the Term.

     13.5 Any parts installed on Equipment in the course of reconfiguration or attachment not removed from the Equipment at the end of the Term will become accessions, and Lessee warrants that the same thereupon will be the property of Lessor, free and clear of all liens, security interests, encumbrances, and ownership interests of others. At the request of Lessor, at or after the end of the Term, Lessee will execute a warranty bill of sale conveying to Lessor title to any such part.

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14.  Manufacturers'  Liabilities.  Lessee  acknowledges  that  Lessor is not the manufacturer or supplier of the Equipment and is not a dealer in equipment of any kind, that the Equipment is of a type, style, size, design, capacity, manufacture, and cost selected solely by Lessee, and that the vendor from whom Lessor is to purchase the Equipment was selected solely by Lessee.

     15. Manufacturers' Warranties. So long as no Event of Default (hereinafter defined) has occurred, but not otherwise, Lessee will be the nonexclusive agent of Lessor to prosecute, at the sole cost and risk of Lessee, all claims or actions with respect to any warranties concerning the Equipment made to Lessor by the manufacturers or vendors of the Equipment. To the extent assignable, Lessee hereby assigns to Lessor all warranties now or hereafter made to Lessee by any manufacturer or vendor of the Equipment or any vendor under any maintenance agreement; provided, such warranties will be held jointly and may be enforced by either Lessor or Lessee. Lessee will diligently enforce all such warranties.

16.  Inspections and Labeling.

     16.1 Upon the request of Lessor or Secured Party, Lessee will provide reasonable access during normal business hours to the Equipment and its related log and maintenance records for the purpose of Lessor or Secured Party (or their respective representatives) inspecting and testing the Equipment.

     16.2 Upon the request of Lessor or Secured Party, Lessee will cause each item of the Equipment to be and remain visibly marked with labels supplied by Lessor or Secured Party, reflecting Lessor as the owner of the Equipment and Secured Party as the holder of a security interest in, or other encumbrance on, the Equipment. Lessee will not permit or suffer any other such labels on the Equipment.

17.  Term.

     17.1 The Term of each Lease will commence on the Lease Commencement Date set forth therein and continue for the Term specified in the Lease. If Lessee fails to return the Equipment as is provided in the Lease, Lessor will have the option to extend the Term, on a Basic Rent Period to Basic Rent Period basis, without the requirement of notice to Lessee, through the end of the Basic Rent Period in which the Equipment is returned to Lessor as required by the Lease.

     17.2 At the end of each Lease Term, provided that Lessee gives to Lessor at least one hundred twenty (120) days' prior written notice, Lessee will have the option to extend the Term of such Lease on the same terms and conditions set forth in such Lease, except that the Basic Rent will be adjusted to the market rent for each item of Equipment then subject to the Lease. Market rent for purposes of this Paragraph will mean the Basic Rent agreed to by Lessor and Lessee within thirty (30) days after the date of giving of such notice, provided that if no such agreement is reached, the Basic Rent will be the rent determined to be market rent by an appraiser experienced in appraising equipment similar to the Equipment, appointed by Lessor. Such appraisal will be


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          at Lessee's expense.  No extension of the Term will be for a period of less than one (1) or greater than three (3) years, and Lessee will be entitled to no more than three (3) Lease extensions, unless otherwise agreed in writing by both parties.

18.  Return of Equipment.

     18.1 Prior to return of the Equipment at the end of the Term of each Lease, Lessee will, at its expense, configure the Equipment to the most current upgrade of such Equipment in use in Lessee's business system and otherwise in its original configuration in accordance with the manufacturer's specifications and in the same operating order, repair and appearance as on the Lease Commencement Date and as required to be maintained and repaired in accordance with the Lease. If any parts are removed from the Equipment during the reconfiguration or attachment, restoration will include, at Lessee's option, the installation of either the original removed parts or parts which in Lessor's determination are of equivalent kind and value. Alternatively, with Lessor's prior written consent, which will not be unreasonably withheld, but subject to the foregoing, Lessee may return the Equipment with any reconfiguration or attachment.

     18.2 At the end of the Term of each Lease, Lessee will appropriately de-install, cause to be audited by the manufacturer and pack the Equipment in accordance with the manufacturer's specifications for shipping to Lessor by a common carrier, will load the Equipment upon such carrier for delivery to be unloaded at any location within the continental United States as designated by Lessor, will prepay all costs, expenses, fees, and taxes associated with the foregoing, and will cause the Equipment (including all warranty books and instruction manuals originally supplied by the manufacturer or vendor and all maintenance records) to be delivered to such location within twenty
          (20) days following designation of the place of delivery by Lessor. Provided that, if and to the extent requested by Lessor, Lessee will delay such delivery of the Equipment for up to sixty (60) days; and, during such period of delay, Lessee will suitably store the Equipment at the location specified in the Lease or such other location to which the Equipment may have been moved in accordance with the Lease at Lessee's sole cost and risk.

19.  Net Lease.

     19.1 Each Lease will constitute a net lease. Lessee's obligation to pay rent and all other amounts due under each Lease is absolute and unconditional and is not subject to any abatement, reduction, set-off, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever.

     19.2 Lessee will pay or cause to be paid all taxes, fees, assessments, levies and other charges pertaining to the Equipment (including, but not by way of limitation, the ownership, location, or leasing of the Equipment), any transfers thereof pursuant to the Lease, and any

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


          amounts payable pursuant to the Lease (except for income, franchise and other taxes measured by the net income of Lessor) together with any related interest or penalties. Lessee will prepare and file the declarations and returns for all such taxes, assessments, and levies. Lessee will deliver copies of such declarations and returns to Lessor and (except as provided in Paragraph 19.3 herein) will pay all such taxes, assessments, and levies, at least thirty (30) days before the due date(s) thereof.

     19.3 Lessor will file all personal property tax returns for the Equipment and pay all property taxes due. Lessee will reimburse Lessor for property taxes within thirty (30) days of receipt of an invoice therefor.

20.  Equipment Loss.

     20.1 Until the Equipment has been received and accepted by Lessor after the Term of the Lease, all risks of loss with respect to the Equipment will be borne by Lessee, including, but not by way of limitation, any loss, damage, destruction, theft, taking under the right of eminent domain, seizure, or confiscation of the Equipment, or any part or use thereof or interest therein. The occurrence of any event constituting such a loss ("Event of Loss") will not relieve Lessee of its liabilities and obligations under the Lease or delay the time for the payment or performance thereof, including, but not by way of limitation, the timely payment of rent, except as is specifically provided for herein.

     20.2 Without limiting the provisions of Paragraph 20.1, it is the intention of the parties that, as between Lessor and Lessee, risk of loss of, and the obligation to insure, maintain, repair and replace, in accordance with the terms of this Master Lease Agreement, any item of Equipment possessed or delivered to Lessee prior to the Lease Commencement Date, become the obligation of Lessee upon possession, ownership or delivery of such item of Equipment to Lessee. Notwithstanding whether a Delivery and Acceptance Certificate has been executed by Lessee or delivered to Lessor.

     20.3 Upon the occurrence of any Event of Loss, at the sole cost of Lessee, Lessee will either, as is appropriate:

          (a) repair the Equipment within thirty (30) days after the occurrence of such Event of Loss, so that the Equipment is in good and efficient working order, condition, repair, and appearance and is available to Lessee for use under the Lease; or

          (b) replace the Equipment within thirty (30) days after the occurrence of such Event of Loss, with equipment of a like kind and quality, of at least equal value, and in good and efficient working order, condition, repair, and appearance, and convey the replacement to Lessor with general warranties of title and free and clear of all liens, security interests, and encumbrances, except for the Lease and those of any Secured Party and of all ownership interests of others. The foregoing notwithstanding, Lessee will promptly pay Lessor all rent and other amounts due as of the date of such payment and the Stipulated Loss Value (as is established by the Lease) for each item of the Equipment as to which such Event of Loss occurred whenever (i) it is not economically feasible to repair or replace such Equipment, as determined in the reasonable discretion of Lessor, and Lessee has not fully completed such repairs or made such replacement (as described above) prior to Lessor making such determination, (ii) Lessee has not fully repaired or replaced the Equipment (as described above) within sixty (60) days after the occurrence of such Event of Loss and Lessor notifies Lessee of its election to receive such payment, or (iii) the proceeds payable to Lessor or any Secured Party under insurance maintained by Lessee pursuant to Paragraph 21.1(a) herein insuring against such risk of loss to such Equipment are less than the amount of such Stipulated Loss Value, unless (a) the proceeds payable to Lessor or the Secured Party(ies) under such insurance are not less than 80% of the amount of such Stipulated Loss Value; (b) Lessee notifies Lessor of its election to make such repair or replacement; and (c)
               Lessee deposits with Lessor or the Secured Party(ies) as instructed by Lessor, moneys sufficient, in Lessor's judgement, to complete such repair or replacement, in which event Lessee may instead make such repair or replacement at its sole cost and expense, not later than sixty (60) days after delivery to Lessor of the aforementioned notice.

          20.4 If and when payment of the Stipulated Loss Value and all other amounts to be paid therewith pursuant to the foregoing paragraph is received by Lessor and/or the Secured Party(ies), the Term of the Lease will end with respect to each item of Equipment for which such Stipulated Loss Value and other amounts were paid, but not with respect to the balance of the Equipment (if any); the Basic Rent payable under the Lease will be reduced in proportion to the rentals ascribed to the Equipment as to which Stipulated Loss Value has been paid, or if there is no ascribed rental, in proportion to the Purchase Price; and Lessor will assign to Lessee all of its rights, titles, and interests in such items of the Equipment, free and clear of all liens, security interests, and encumbrances arising by or through Lessor, except for taxes, assessments, and levies payable by Lessee pursuant to the Lease.

21.  Insurance.

     21.1 Until the Equipment has been received and accepted by Lessor after the Term, Lessee will obtain and maintain, at its own cost, the following:

          (a) Insurance against the loss, theft, damage, or destruction of the Equipment, in an amount not less than the greater of the full replacement value thereof or the Stipulated Loss Value and with Lessor being named the sole loss payee thereunder and, as requested by Lessor, with any Secured Party being named as the mortgagee under a "standard" mortgagee clause; and,

          (b) Public liability insurance with respect to the use or operation of the Equipment, in an amount at least equal to $10,000,000 or such greater amount specified by Lessor or a Secured Party, and with Lessor, Lessee, and the appropriate Secured Party(ies), if any, being named co-insureds thereunder.

     21.2 All such insurance will be with companies, in a form, and with coverage as are satisfactory to Lessor and the appropriate Secured Party(ies), if any.

     21.3 On or before the Lease Commencement Date, thereafter on or prior to each renewal or replacement of the insurance required hereby, but not less often than annually, and otherwise if requested by Lessor or any Secured Party, Lessee will deliver to Lessor and the requesting Secured Party certificates by the carriers issuing such insurance certifying as to the coverages provided by such insurance and agreeing that such insurance will not be terminated, canceled for any reason without giving Lessor and the requesting Secured Party at least thirty
          (30) days' prior written notice. Upon the request of Lessor or the requesting Secured Party, Lessee will provide it with the originals of the policies for such insurance for inspection and copying.

     21.4 From the net proceeds (if any) of the insurance maintained by Lessee pursuant to Paragraph 21.1(a) herein that are received by Lessor or any Secured Party with respect to an item of Equipment, Lessor or Secured Party (as is applicable) will reimburse Lessee for its reasonable, documented, out-of-pocket costs to repair or replace such item of Equipment pursuant to Paragraph 20, to the extent that such repairs or replacements were necessitated by the occurrence of the risk of loss for which such proceeds were paid; provided, no such reimbursement will be payable if a Stipulated Loss Value is paid or payable with respect to such item of Equipment and such loss. Lessee may offset the payment of the Stipulated Loss Value pursuant to Paragraph 20 herein against the net proceeds received by Lessor or Secured Party under insurance maintained by Lessee pursuant to Paragraph 21.1(a) insuring against the event giving rise to the payment of the Stipulated Loss Value. Net proceeds means the gross proceeds paid less all reasonable costs of collection, including court costs and attorney fees.

22. Lessor's Warranties. LESSOR DOES NOT, AND WILL NOT, MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, BUT NOT BY WAY OF LIMITATION, THE TITLE; CONDITION; QUALITY; DESIGN; CONFORMITY OF THE EQUIPMENT TO THE PURCHASE ORDER, ANY PLANS OR SPECIFICATIONS, OR ANY GOVERNMENTAL REQUIREMENT OR REGULATION; CAPACITY; VALUE; MERCHANTABILITY; FITNESS FOR ANY PARTICULAR USE OR PURPOSE; FREEDOM FROM PATENT, TRADEMARK, OR COPYRIGHT INFRINGEMENT; OR OTHER MATTERS CONCERNING THE EQUIPMENT, EXCEPT FOR WARRANTIES AGAINST ENCUMBRANCES SPECIFICALLY PROVIDED FOR HEREIN (IF AT ALL) TO BE MADE BY LESSOR. LESSOR MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AND ASSUMES NO LIABILITY, WITH RESPECT TO THE TREATMENT BY LESSEE OF THE LEASE, THE EQUIPMENT, THE RENT, OR OTHER MATTERS FOR ACCOUNTING, FINANCIAL STATEMENT, OR TAX PURPOSES.

23. Lessee's Warranties. Lessee hereby represents and warrants to Lessor and each Secured Party, as of at the time of signing this Master Lease Agreement and each Lease, as follows:

     23.1 Lessee is a corporation, is dully organized, validly existing, and in good standing under the laws of the state of its organization, and is duly qualified as a foreign corporation to do business in, and is in good standing under the laws of, each jurisdiction where, because of the nature of its activities or property, such qualification is required.

     23.2 The signing and delivering of this Master Lease Agreement and each Lease and the performance of Lessee's obligations under each Lease are within Lessee's powers, have been duly authorized by all necessary corporate action, and do not and will not (a) require the consent or approval or other action by, notice to, or filing with any person, body, or governmental authority, (b) contravene any provision of
          Lessee's articles or certificate of incorporation, bylaws, or corporate resolutions, (c) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award binding on Lessee or its property or applicable to this Master Lease Agreement, the Lease, or the Equipment, (d) violate, or constitute a default under, any indenture, agreement, document, or instrument to which Lessee is a party or by which it or its property is bound, or (e) result in, or require the creation of, any imposition, mortgage, deed of trust, pledge, lien, security interest, or other charge or encumbrance of any nature upon, or with respect to, any property of Lessee.

     23.3 This Master Lease Agreement is and, when signed and delivered, each Lease and each Delivery and Acceptance Certificate will be, legal, valid, and the binding obligations of, and enforceable against, Lessee, in accordance with their respective provisions.

     23.4 All certificates (including, but not by way of limitation, the Delivery and Acceptance Certificate), statements (including, but not by way of limitation, financial statements), and information provided to Lessor or any Secured Party by Lessee in connection with this Master Lease Agreement or any Lease are true and accurate and do not contain any untrue statement, or fail to contain any statement of a material fact necessary to make the statements contained herein or therein not misleading. There is no fact known to Lessee that could materially and adversely affect the financial condition of Lessee, which Lessee has not disclosed to Lessor in writing.

     23.5 The Equipment will be used for commercial or business purposes only.

24. Disclaimers. Lessor and Secured Party will not be liable, and Lessee will not seek to hold Lessor or Secured Party liable (a) for any liability, loss, damage, cost, or expense arising out of, or pertaining to (i) the Equipment, its selection, its failure to be delivered or delivered timely, or its handling, erection, installation, use, operation, maintenance, repair, rebuilding, replacement, or storage, (ii) the unsuitability or unserviceability of, or any defect in, the Equipment, or (iii) the interruption of service or loss of use of the Equipment, (b) any loss of business or profits, or (c) any incidental, exemplary, consequential, punitive or other damages of any nature whatsoever or howsoever caused, notwithstanding that such liability or claim thereof is based on any alleged breach of contract, breach of warranty, misrepresentation, negligence, strict liability in tort, or other theory.

25. Indemnities. Lessee hereby assumes the liability for, and agrees to indemnify, defend, and hold harmless Lessor, Secured Party, and their respective shareholders, directors, officers, agents, employees, successors, and assigns and their respective properties from and against, any and all liabilities, losses, damages, penalties, claims, suits, costs, and expenses of every nature whatsoever, including, but not by way of limitation, court costs and attorney fees, (whether also indemnified against by any other person) arising out of, or pertaining to, (a) this Master Lease Agreement, (b) any Lease, (c) any act by Lessee as the agent of Lessor, or (d) the actual or alleged manufacture, sale, purchase, ownership, transportation, delivery, lease, possession, storage, use, operation, design, condition, maintenance, repair, alteration, addition to, improvement, return, or disposition of the Equipment by Lessor, Secured Party, their respective successors or assigns, or Lessee, including, but not by way of limitation, any claim alleging latent and other defects, whether discovered or discoverable by Lessor, Secured Party, their respective successors and assigns, or Lessee, any claim for patent, trademark, or copyright infringement, and any claim arising out of strict liability in tort. Lessee will promptly give Lessor and Secured Party notice of any matter hereby indemnified against upon learning thereof. Lessor and Secured Party reserve the right to defend, at Lessee's expense, any claims brought against Lessor or Secured Party, with counsel of their respective choices and at the expense of Lessee.

26. Events of Default. Each of the following described events or circumstances will constitute an event of default ("Event of Default"):

     26.1 Lessee's failure to pay when due any rent or other amount payable under the Lease, if such failure remains unremedied for fifteen (15) days after written notice by Lessor to Lessee;

     26.2 Any warranty, representation, or certificate made by Lessee to Lessor or Secured Party in connection with any Lease is incorrect in any material respect when made or subsequently becomes incorrect in any material respect;

     26.3 Lessee's failure to perform or observe any provision of the Lease to be performed or observed by Lessee, if such failure remains unremedied for thirty (30) days after written notice by Lessor to Lessee;

     26.4 Unless the prior written consent of Lessor is obtained, the transfer of a substantial portion of Lessee's assets not in the ordinary course of its business, including in connection with a dissolution, liquidation, reorganization, merger, or consolidation of Lessee, provided that the consent of Lessor will not be required in connection with a reorganization, merger or consolidation of Lessee with an Affiliate of Lessee;

     26.5 The dissolution, liquidation, or termination of the existence of Lessee or unless the prior written consent of Lessor is obtained, the transfer of over twenty five (25%) of the beneficial ownership or voting interests of Lessee within any twelve (12) calendar month period;

     26.6 The execution or levying upon any of Lessee's rights, titles, or interests under the Lease or in or to all or any portion of the Equipment; and,

     26.7 The appointment of a trustee or receiver for Lessee or for any guarantor, for a substantial part of the property of either of them, or for all or any portion of the Equipment; the making of any assignment for the benefit of creditors, whether voluntary or involuntary, by Lessee or any guarantor; or the filing of any petition by or against Lessee or any guarantor, as the debtor, under the U.S. Bankruptcy Code or any other federal, state, or other laws providing a debtor relief with respect to its creditors.

27. Remedies. At any time after an Event of Default, Lessor may exercise (but is not obligated to exercise) any one or more of the following remedies, in whole or in part and separately, consecutively, or concurrently:

     27.1 Lessor may terminate the Term of any Lease, by giving Lessee written notice thereof, but such termination will not release, discharge, diminish, or stay the time for performance of any of Lessee's liabilities and obligations under the Lease;

     27.2 Lessor may notify Lessee to deliver or to store and then deliver the Equipment pursuant to the paragraph herein entitled "Return Of Equipment," and Lessee will do so;

     27.3 Lessor may enter upon the real property on which the Equipment is located (without the payment of rent) and may take possession of the Equipment or remove the Equipment, without demand or notice, without any court order or other process of law, and without any liability to Lessee or any other person for any damages occasioned thereby;

     27.4 without regard to the exercise of any other right or remedy by Lessor (including the termination of the Term), Lessor may collect from Lessee, and Lessee will pay Lessor upon demand, all rent and other amounts due pursuant to the Lease at the time that such payment is made in full (including those that would be due upon the giving or expiration of notice or the making of demand), together with the present value (calculated using a six percent [6%] per annum discount rate) of (a) all rent and other amounts (exclusive of indemnity payments, which will remain payable in full) payable, but not yet due, under the Lease and (b) the fair market value of the Equipment, as it would be at the expiration of the Term (without further extensions), supposing that the Equipment was maintained, repaired, and replaced in accordance with the Lease, as is estimated by an independent appraiser selected by Lessor and paid by Lessee;

     27.5 Without regard as to whether the Term has been terminated or the availability or exercise of any other right or remedy by Lessor under the Lease, Lessor may enforce specifically the performance by Lessee of all of the liabilities and obligations of Lessee under the Lease; and,

     27.6 Lessor may pursue any other remedies at law or in equity; and, each of the remedies provided for herein or available at law or in equity is separate and distinct and not cumulative in nature.

28. Lessor's Right To Cure. Without notice to, or demand upon, Lessee, Lessor will have the right (but not the duty) to cure or attempt to cure any Event of Default, at any time and in the name of Lessee or Lessor. All costs incurred by Lessor with respect to such cure or attempt to cure will be payable to Lessor by Lessee upon demand.

29. Interest and Costs. Upon demand, Lessee will pay Lessor interest at the rate of fifteen percent (15%), or the maximum amount permitted by law if a lesser amount is mandated by law, on all rent and other amounts payable by Lessee pursuant to the Lease that are not paid when due, accrued from the due date to the date of receipt of payment by Lessor. Upon demand, Lessee will pay to Lessor all reasonable costs and expenses (including attorneys' fees) incurred by Lessor with respect to the collection or enforcement of any liability or obligation of Lessee under the Lease.

30.  Mitigation.

     30.1 Upon repossession of the Equipment pursuant to the terms of Paragraph 27.3, Lessor will use its best efforts in accordance with its normal business procedures (and without obligation to give any priority to such Equipment) to mitigate Lessor's damages as described below.

     30.2 EXCEPT AS SET FORTH IN THIS SECTION, LESSEE HEREBY WAIVES ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY REQUIRE LESSOR TO MITIGATE ITS DAMAGES OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES STATED HEREIN.

     30.3 Lessor may sell, lease or otherwise dispose of all or any part of the Equipment at a public or private sale for cash or credit with the privilege of purchasing the Equipment. The proceeds from any sale, lease or other disposition of the Equipment are defined as either:

          (a) if sold or otherwise disposed of, the cash proceeds less the fair market value of the Equipment at the expiration of the initial Term less any costs incurred by Lessor in repossession, sale, lease or other disposition of the Equipment, including but not limited to costs of suit and other enforcement of Lessor's rights under the Lease, including but not limited to reasonable attorneys' fees in connection therewith; or

          (b) if leased, the present value (discounted at three percent [3%] above the prime rate of interest specified in the Western Edition of the Wall Street Journal or any successor publication at the time of the mitigation) of the rentals for a term not to exceed the initial Term, less any costs incurred by Lessor in repossession, sale, lease or other disposition of the Equipment, including but not limited to costs of suit and other enforcement of Lessor's rights under the Lease, including but not limited to reasonable attorneys' fees in connection therewith

     30.4 Any proceeds from any sale, lease or other disposition of the Equipment will be applied against liquidated damages and any other sums due to Lessor from Lessee. However, Lessee is liable to Lessor for, and Lessor may recover, the amount by which such proceeds are less than the liquidated damages and other sums due to Lessor, from Lessee.

31.  Liquidation of Damages. Lessor and Lessee agree:

     31.1 that, upon and as a result of the occurrence of an Event of Default, Lessor will suffer actual damages with respect to its acquisition and financing of its acquisition and holding of the Equipment and its loss of profits on the unpaid rent payable, but not due, under the Lease;

     31.2 that the amount of such actual damages would be difficult to determine and is reasonably estimated to be equal to the amount payable under Paragraph 27.4;

     31.3 that they intend to agree upon such estimated amount as damages in liquidation of such actual damages;

     31.4 that such liquidated damages are not in the nature of a penalty and do not constitute a forfeiture; and

     31.5 that Lessor will not ultimately recover from Lessee an amount more or less than such liquidated damages with respect to such actual damages, notwithstanding anything to the contrary in the Lease.

32.  Assignments, Subleases, and Encumbrances.

     32.1 Lessor may assign, mortgage, grant security interests, collaterally assign rents, or otherwise transfer or encumber any right, title, or interest in this Master Lease Agreement, any Lease and/or the Equipment (subject to Lessee's rights under the Lease), without restriction or notice to Lessee. If the Lease or the rent thereunder are assigned to any person, whether outright or as security, or any other such transfer or encumbrance is made, and if Lessee is given notice thereof, Lessee, promptly upon the request of Lessor, will sign and deliver to Lessor, Secured Party or any transferee of either designated in such request, a writing in form and content satisfactory to Lessor that provides, among other things, (a) that Lessee acknowledges the receipt of notice of such assignment, transfer, or encumbrance, (b) that Lessee will pay the rent and other amounts payable to whomsoever is designated in such notice, under all circumstances and without defense, offset, or counterclaim, (c) that Lessee does not have any claims or actions pending or threatened against Lessor, (d) that Lessor is not in default under any agreement of any nature whatsoever between Lessor and Lessee, including, but not by way of limitation, the Lease, (e) that any such assignee, transferee, grantee, or beneficiary may rely on such writing as of its date, and (f) that, upon the request of Lessor or any such assignee, transferee, grantee, or beneficiary, Lessee will either confirm or deny with specificity the foregoing.

     32.2 Only one copy of each Lease will be originally signed by Lessor and Lessee, and Lessor will be entitled to the possession of such originally signed copy. All other copies of each Lease will be clearly marked as being copies. Only the originally signed copy of the Lease will constitute the Lease and will be, and be deemed to be, chattel paper under the Uniform Commercial Code. All copies of the Lease that are not originally signed will be for informational and evidentiary purposes only.

     32.3 (a) Lessee may assign its rights or obligations hereunder upon the reasonable consent of Lessor and any Secured Party to any Affiliate of Lessee. Such assignment will be subject to any reasonable documentation requested by Lessor to evidence the assignment.

          (b) Upon prior written notice to Lessor and any Secured Party, Lessee may relocate Equipment to any locations within the continental United States, provided the Equipment will not be used by an entity exempt from federal income tax and all additional costs (including any administrative fees, additional taxes and insurance coverage) are reconciled and promptly paid by Lessee.

          (c) Lessee may sublease the Equipment upon the reasonable consent of Lessor and any Secured Party. Such consent to sublease will be granted only if (i) Lessee meets the relocation requirements set out in Paragraph 32.3(b) above, (ii) the sublease is expressly subject and subordinate to the terms of the Lease, (iii) Lessee assigns its rights in the sublease to Lessor and any Secured Party as additional collateral and security, (iv) Lessee's obligation to maintain and insure the Equipment is not altered,
               (v) all financing statements required to continue Lessor's interest in the Equipment and any Secured Party's prior perfected security interest are filed, and (vi) the sublease is not to a leasing entity affiliated with the manufacturer of the Equipment described in the Lease.

          (d) Lessor acknowledges Lessee's right to sublease for a term which extends beyond the expiration of the initial Term. If Lessee subleases the Equipment for a term extending beyond the expiration of such initial Term, Lessee will remain obligated upon the expiration of the initial Term to return such Equipment, or, at Lessor's sole discretion to (i) return equipment which, in Lessor's sole discretion, is equivalent to the Equipment or (ii) negotiate a mutually acceptable Lease extension or purchase. If the parties cannot mutually agree upon the terms of an extension or purchase, the Term will extend at the option of Lessor upon the original terms and conditions until terminated by notice from Lessor to Lessee.

          (e) No relocation, assignment or sublease will relieve Lessee from primary liability for any of its obligations under the Lease.

33 Provisions Which Apply To Sale And Leaseback Transactions. If the vendor of the Equipment is Lessee, the transaction will be deemed a sale and leaseback transaction and the following will apply:

     33.1 All Equipment will be transferred by Lessee to Lessor, together with all warranties and guaranties applicable to such Equipment, by bill of sale with full warranties of title, free and clear of all liens, security interests, encumbrances, rights and interests of third parties.

     33.2 Lessee's execution of the Delivery and Acceptance Certificate for such Equipment will be conclusively deemed to be Lessee's acknowledgement of receipt in full of all monetary consideration for the Equipment.

     33.3 Lessee will deliver to Lessor, in form and content satisfactory to Lessor prior to transfer of title to the Equipment to Lessor, financing statement searches, financing statements, real estate waivers, opinions of Lessee's counsel and other documents and instruments requested by Lessor to perfect Lessor's ownership interest in the Equipment. If requested by Lessor, Lessee will label the Equipment as belonging to Lessor and will otherwise comply with all state law requirements to perfect transfer of ownership of the Equipment to Lessor.

     33.4 Lessee represents to Lessor that at the time of transfer of title to the Equipment to Lessor that Lessee was not insolvent or was not rendered insolvent by such transfer, as defined in any applicable fraudulent transfer statute, and that the transfer of the Equipment to Lessor, the retention of possession and ownership of the Equipment by Lessee and the transactions contemplated by any Lease into which this Master Lease Agreement is incorporated did not and do not violate the provisions of the Uniform Fraudulent Transfers Act or any other applicable law pertaining to the fraudulent transfer or retention of possession and ownership of property.

34. Amendments. This Master Lease Agreement may not be amended independently of any Lease into which this Master Lease Agreement is incorporated, except by a writing signed by Lessor and Lessee. As incorporated in a Lease, this Master Lease Agreement may not be amended, except by such Lease or a writing signed by Lessor and Lessee; and, then, such amendment will amend this Master Lease Agreement only for the purposes of such Lease and for no other purposes whatsoever, including with respect to any other Lease. No Lease may be amended, except by a writing signed by Lessor and Lessee.

35. Termination. This Master Lease Agreement may be terminated at any time by either Lessor or Lessee giving the other written notice of its termination. The termination of this Master Lease Agreement will operate prospectively only and will not terminate or otherwise affect any Lease in effect at the time of termination of this Master Lease Agreement. No Lease may be rescinded, terminated or canceled, except as is expressly provided for therein.

36. Applicable Law, Venue, and Jurisdiction. This Master Lease Agreement and the Lease will be governed by, and construed in accordance with, the laws of the State of Colorado. Lessee agrees that any civil action or other legal proceeding pertaining to, or arising out of, this Master Lease Agreement or the Lease may be maintained in any court within the State of Colorado or in any of the U.S. District Courts located in the State of Colorado. Lessee irrevocably consents to, and submits itself to, the jurisdiction of each such court for such purposes and agrees to be bound by any order or judgment of any such court. The foregoing will not limit the right of Lessor or any Secured Party to bring any such civil action or other proceeding against Lessee elsewhere in any court having jurisdiction.

37. Severability. If any provision of this Master Lease Agreement or any Lease, or the application thereof to any person or circumstance, is invalid, the remainder of this Master Lease Agreement or such Lease, as is applicable, or the application of this Master Lease Agreement or such Lease, as is applicable, to any person or circumstance, other than that to which it is invalid, will not be affected.

38.  General Provisions.

     38.1 Lessor and Lessee are the lessor and the lessee, respectively, with respect to the Equipment and the Lease. They are not joint venturers, partners, employed by one and the other, or, except as is specifically provided for herein, agents of one and the other.

     38.2 All notices, requests, consents, and other communications provided under or in connection with any Lease will be in writing and will be deemed to have been sufficiently given or served when physically delivered (including by telex or telecopier) or, if sooner, when deposited for mailing with the appropriate postal authorities, by certified mail with a return receipt requested and with postage prepaid, and addressed to Lessor or Lessee, as is applicable, at its "Address for Notices" set forth in the Lease or at such other address as to which the other is given at least thirty (30) days prior written notice pursuant hereto.

     38.3 This Master Lease Agreement contains the entire understanding and agreement between Lessor and Lessee and supersedes all prior representations, warranties, understandings, and agreements, if any, between Lessor and Lessee, pertaining to the subject matter of this Master Lease Agreement. Each Lease, with the schedules, exhibits and attachments attached thereto and this Master Lease Agreement incorporated therein by reference, contains the entire understanding and agreement between Lessor and Lessee and supersedes all prior representations, warranties, understandings, and agreements, if any, between Lessor and Lessee, pertaining to the subject matter of the Lease. The headings to the paragraphs in this Master Lease Agreement are for the convenience of the reader only and do not modify or reflect upon any provision.

     38.4 Lessee will promptly provide Lessor with such opinions of Lessee's counsel, financing statements, and other documents and instruments with respect to the transactions contemplated by this Master Lease Agreement and the Lease as Lessor may request.

     38.5 Lessee will promptly provide Lessor with such corporate resolutions, secretary's certificates of incumbency and with respect to corporate resolutions, opinions of Lessee's counsel, financing statements, and other documents and instruments with respect to the transactions contemplated by this Master Lease Agreement and the Lease and with periodic and annual consolidated financial statements of ICG Holdings, Inc., as and to the extent reasonably requested by Lessor.

     38.6
          (a) If any part of any Equipment is supplied from Lessee's inventory and contains any features not specified in the Lease, Lessor grants Lessee the right to remove any such part, provided that such removal, in the reasonable determination of Lessor, does not affect the functioning of such Equipment for the purpose for which it was designed or intended to be used during the Term, does not adversely affect the value of the remaining Equipment and does not impair the rights or remedies of Lessor hereunder or under a Lease. Any such removal will be performed by the manufacturer or another party acceptable to Lessor, upon the request of Lessee, at a time convenient to Lessee, provided that Lessor will not unreasonably delay the removal of such part.

          (b) Lessee shall obtain no title to any proprietary interest of any third party in any Licensed Product, which will at all times remain the property of the owner of such Licensed Product. If a license from the owner is required, it will be Lessee's responsibility to obtain any required license before using the Licensed Product, which license will be assignable without the payment of a royalty to all owners of the Equipment which requires a Licensed Product, including but not limited to Lessor, any Secured Party, and any person or entity to which title to the Licensed Product is conveyed by Lessor or any Secured Party. Lessee agrees to treat all Licensed Products as confidential information of the owner, to observe all copyright restrictions, and to refrain from reproducing, selling or otherwise infringing or permitting the infringement of any intellectual property rights with respect to the Licensed Products.

     38.7 Except as is otherwise provided for in this Master Lease Agreement or in a Lease, each Lease will be binding upon, and enure to the benefit of, Lessor, Lessee, and their respective successors and assigns.

Dated as of _____________________.


LESSOR:                   ICG EQUIPMENT, INC.



                          By:
                                -----------------------------------------

                          Name:
                                -----------------------------------------

                          Title:
                                ---------------------------------------


LESSEE:



                           By:
                                -----------------------------------------

                          Name:
                                -----------------------------------------

                          Title:
                                ---------------------------------------

                                    GUARANTY

     Lessee is a direct or indirect subsidiary of ICG Holdings, Inc. ("Holdings"). Lessor has required, as a condition to entering into the above Master Lease Agreement and each Lease, that Holdings guaranty the obligations of Lessee to Lessor under the Master Lease Agreement and each Lease.

     Holdings hereby guaranties all of the obligations of Lessee to Lessor under the Master Lease Agreement and each Lease.

     Holdings' guaranty hereunder is irrevocable and unconditional and is intended to obligate Holdings as a primary obligor and not merely as a surety for the performance by Lessee of such obligations under the Master Lease Agreement and each Lease for so long as Lessee is an obligor with respect thereto.

     Holdings represents to Lessor that Holdings has the corporate power, authority and legal right to execute and deliver this Guaranty and perform its obligations under this Guaranty.



                                 ICG HOLDINGS, INC.



                                 By:      /s/Don Teague
                                       -------------------------------------

                                 Its:     Executive Vice President
                                       -------------------------------------